SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 30, 2011

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

718 Grove Road

Midlothian, Virginia 23114

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 464-1601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 30, 2011, the Registrant completed the sale of certain real property located in Chesterfield County, Virginia, with a street address of 601 Biotech Drive, Richmond, Virginia 23235 (the “Property”). The Property was purchased by Audaz Group, LLC (the “Buyer”). The consideration paid by the Buyer consisted of (i) payment of $3,685,000 in cash and (ii) the release (valued at $115,000) by Buyer and its affiliates American International Biotech, LLC and Bostwick Laboratories, Inc., of any and all claims against the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

10.1	Purchase and Sale Agreement dated December 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D. Chief Executive Officer

Dated: January 5, 2012

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Purchase and Sale Agreement dated December 29, 2011.

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